Exhibit 99.3

If you would like to reduce the costs incurred by our company in mailing proxy 1234567 VOTE BY MAIL 123,456,789,012.12345 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2. 1To approve the issuance of Twilio Class A common stock, par value $0.001 per share, of Twilio Inc., a Delaware corporation (Twilio), to stockholders of SendGrid, Inc., a Delaware corporation (SendGrid), as contemplated by the Agreement and Plan of Merger and Reorganization, dated as of October 15, 2018, as amended on December 13, 2018 and as may be amended from time to time, by and among Twilio, SendGrid, and Topaz Merger Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Twilio. 2To approve adjournments of the Twilio special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Twilio special meeting to approve the Twilio stock issuance proposal. For 0 Against 0 Abstain 0 0 0 0 NOTE: To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. John Sample attorney, executor, administrator, or other fiduciary, please give full ANY CITY, ON A1A 1A1 partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 02 0000000000 1 OF 1 1 2 0000392593_1 R1.0.1.17 Please sign exactly as your name(s) appear(s) hereon. When signing as title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 1234 ANYWHERE STREET SHARES CUSIP # JOB #SEQUENCE # VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 John Sample 234567P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. 1234567 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPA N Y NAME INC. - 401 K CONTROL # SHARES123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 x PAGE1 OF 2 TWILIO INC. 375 BEALE STREET, SUITE 300 SAN FRANCISCO, CALIFORNIA 94105 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 8 8 8 1 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 234567 234567 234567

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com TWILIO INC. Special Meeting of Stockholders January 30, 2019, 08:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Jeff Lawson, Khozema Shipchandler and Karyn Smith as proxies and attorneys-in-fact of the undersigned, each with the power to act without the other and with the power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock and Class B common stock of Twilio Inc. (the "Company") standing in the name of the undersigned on December 13, 2018 with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company to be held on January 30, 2019 or at any adjournment, continuation, or postponement thereof. Receipt of the Notice of the Special Meeting of Stockholders and Proxy Statement is hereby acknowledged. This proxy, when properly executed, will be voted in the manner directed by you. If you do not provide any direction, this proxy will be voted in accordance with the Board of Directors’ recommendations and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Continued and to be signed on reverse side 0000392593_2 R1.0.1.17